SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 6, 2003

SILICON GRAPHICS INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1600 Amphitheatre Parkway
Mountain View, CA		94043-1351

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

(c)
99.1	Earnings Press Release dated October 6, 2003

Item 12. Results of Operations and Financial Condition

On October 6, 2003, the Company announced its preliminary financial results for the fiscal quarter ended September 26, 2003. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2003	By:	/s/ Sandra M. Escher
Sandra M. Escher
Senior Vice President and
General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DOCUMENT DESCRIPTION

99.1	Earnings Press Release dated October 6, 2003

EXHIBIT 99.1

News Release
FOR IMMEDIATE RELEASE SGI ANNOUNCES Q1 FY2004 PRELIMINARY FINANCIAL RESULTS

Media Contact: Marty Coleman SGI 650.933.8119 mcoleman@sgi.com SGI PR Hotline: 650.933.7777 Investor Relations: 650-933-6102 SGI PR Fax: 650.932.0737

MOUNTAIN VIEW, Calif., (October 6, 2003) — SGI said today that it anticipates revenue for the first fiscal quarter ended September 26, 2003 to be between $215 million and $220 million, above the guidance range of $200 million to $210 million provided by the Company in its July 24, 2003 conference call.

Based on this preliminary data, the Company currently expects to report an operating loss of between $40 and $45 million, including a previously announced restructuring charge of approximately $20 million. Without these charges, the non-GAAP operating loss is expected to be between $20 and $25 million. Unrestricted cash, cash equivalents and marketable investments at September 26, 2003 are expected to be approximately $110 million, in line with previous guidance. Actual results for the first quarter, along with guidance for the second quarter of fiscal 2004, will be discussed in the Company’s regularly scheduled conference call on October 20, 2003.

The statements in this release regarding estimated results are based on preliminary information and management's current expectations and assumptions, and are subject to change. Silicon Graphics undertakes no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information, future events or otherwise.

About SGI

SGI, also known as Silicon Graphics, Inc., is the world’s leader in high-performance computing, visualization and storage. SGI’s vision is to provide technology that enables the most significant scientific and creative breakthroughs of the 21st century. Whether it’s sharing images to aid in brain surgery, finding oil more efficiently, studying global climate or enabling the transition from analog to digital broadcasting SGI is dedicated to addressing the next class of challenges for scientific, engineering and creative users. SGI was named on FORTUNE magazine’s 2003 list of “Top 100 Companies to Work For.” With offices worldwide, the company is headquartered in Mountain View, Calif., and can be found on the Web at www.sgi.com.

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